                       LIMITED LIABILITY COMPANY AGREEMENT


                                       OF


                               STUDIOBUZZ.COM, LLC


                      A DELAWARE LIMITED LIABILITY COMPANY







THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, THE TERMS AND CONDITIONS OF WHICH ARE SET FORTH IN THIS AGREEMENT.

                                                 TABLE OF CONTENTS

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ARTICLE I              DEFINITIONS..............................................................................1
         1.1      "Act".........................................................................................1
         1.2      "Adjusted Capital Account"....................................................................2
         1.3      "Adjusted Capital Contribution"...............................................................2
         1.4      "Affiliate"...................................................................................2
         1.5      "Agreement"...................................................................................2
         1.6      "Affected Interest"...........................................................................2
         1.7      "Bankruptcy"..................................................................................2
         1.8      "Bona Fide Offer".............................................................................2
         1.9      "Capital Account".............................................................................2
         1.10     "Capital Contribution"........................................................................3
         1.11     "Certificate of Formation"....................................................................3
         1.12     "Closing".....................................................................................3
         1.13     "Code"........................................................................................3
         1.14     "Company".....................................................................................3
         1.15     "Company Minimum Gain"........................................................................3
         1.16     "Confidential Information"....................................................................3
         1.17     "Contribution Cap"............................................................................4
         1.18     "Distributable Cash"..........................................................................4
         1.19     "Distribution"................................................................................4
         1.20     "Economic Interest"...........................................................................4
         1.21     "Economic Interest Holder"....................................................................4
         1.22     "Economic Risk of Loss".......................................................................4
         1.23     "Eligible Members"............................................................................4
         1.24     "Fair Market Value"...........................................................................4
         1.25     "Fiscal Year".................................................................................4
         1.26     "Former Member"...............................................................................5
         1.27     "Former Member's Interest"....................................................................5
         1.28     "Interest Holder".............................................................................5
         1.29     "Joint Designee"..............................................................................5
         1.30     "Majority in Interest"........................................................................5
         1.31     "Managers"....................................................................................5
         1.32     "MediaChase"..................................................................................5
         1.33     "MediaChase Consulting Agreement".............................................................5
         1.34     "Member"......................................................................................5
         1.35     "Member Minimum Gain".........................................................................5
         1.36     "Member Nonrecourse Debt".....................................................................5
         1.37     "Member Nonrecourse Deductions"...............................................................5
         1.38     "Membership Interest".........................................................................5
         1.39     "Membership Termination Event"................................................................6
         1.40     "Net Profits"and "Net Losses".................................................................6
         1.41     "Noncompete Date".............................................................................6
         1.42     "Nonrecourse Deductions"......................................................................6
         1.43     "Nonrecourse Liability".......................................................................6
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         1.44     "Notice"......................................................................................6
         1.45     "Offered Interest"............................................................................6
         1.46     "Onlinefilmsales".............................................................................6
         1.47     "Person"......................................................................................6
         1.48     "Preferred Return"............................................................................6
         1.49     "Preferred Return Account"....................................................................7
         1.50     "Securities Act"..............................................................................7
         1.51     "Tax Credits".................................................................................7
         1.52     "Tax Matters Partner".........................................................................7
         1.53     "Transfer"....................................................................................7
         1.54     "Treasury Regulations"........................................................................7
         1.55     "United States Bankruptcy Code"...............................................................7
         1.56     "Unpaid Preferred Return".....................................................................7
         1.57     "Voting Interest".............................................................................7

ARTICLE II             ORGANIZATIONAL MATTERS...................................................................8
         2.1      Name..........................................................................................8
         2.2      Term..........................................................................................8
         2.3      Office and Agent..............................................................................8
         2.4      Purpose of Company............................................................................8
         2.5      Intent........................................................................................8
         2.6      Members.......................................................................................8
         2.7      Formation Expenses............................................................................8

ARTICLE III            CAPITAL CONTRIBUTIONS....................................................................9
         3.1      Initial Capital Contributions.................................................................9
         3.2      Additional Capital Contributions..............................................................9
                  (a)  Additional Contributions by Onlinefilmsales..............................................9
                  (b)  Additional Capital.......................................................................9
         3.3      Capital Accounts..............................................................................9
         3.4      No Withdrawals of Capital.....................................................................9
         3.5      Loans; No Compensation........................................................................9

ARTICLE IV             MEMBERS..................................................................................9
         4.1      Admission of Additional Members...............................................................9
         4.2      Withdrawals or Resignations..................................................................10
         4.3      Members Are Not Agents.......................................................................10
         4.4      Meetings of Members; Written Consent.........................................................10

ARTICLE V              MANAGEMENT AND CONTROL OF THE COMPANY...................................................10
         5.1      Management of the Company by the Managers....................................................10
                  (a)  Exclusive Management by the Managers....................................................10
                  (b)  Powers of the Managers..................................................................11
                  (c)  Agency Authority of the Managers; Delegation by the Managers............................12
                  (d)  Discretion of the Managers..............................................................12

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                  (e)  Performance of Duties; Liability of Managers............................................12
                  (f)  Devotion of Time........................................................................12
                  (g)  Decisions of the Managers...............................................................12
                  (h)  Meetings of Managers....................................................................13
         5.2      Election of Managers.........................................................................13
                  (a)  Number and Term.........................................................................13
                  (b)  Vacancies...............................................................................13
         5.3      Limitations on Power of the Managers.........................................................13
         5.4      Members Have No Managerial Authority.........................................................14
         5.5      Transactions between the Company and the Managers, the Members or their Affiliates...........14
                  (a)  Contracts with Affiliates...............................................................14
                  (b)  Contracts with Managers or Affiliates of the Managers...................................15
                  (c)  Treatment of Affiliate Loans and Fees...................................................15
         5.6      Officers.....................................................................................15
                  (a)  Appointment of Officers.................................................................15
                  (b)  Signing Authority of Officers...........................................................15
                  (c)  Acts of Officers as Conclusive Evidence of Authority....................................15
         5.7      Competing Activities.........................................................................16
         5.8      Payments to Managers and Others..............................................................16
         5.9      Expenses.....................................................................................16

ARTICLE VI             ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS................................17
         6.1      Minimum Gain Chargeback......................................................................17
         6.2      Member Minimum Gain Chargeback...............................................................17
         6.3      Qualified Income Offset......................................................................17
         6.4      Nonrecourse Deductions.......................................................................17
         6.5      Member Nonrecourse Deductions................................................................17
         6.6      Allocation of Net Profits....................................................................17
         6.7      Allocation of Net Losses.....................................................................18
         6.8      Distributions by the Company.................................................................18
         6.9      Allocation of Net Profits and Losses and Distributions in Respect of a Transferred
                  Interest.....................................................................................18
         6.10     Tax Allocation Matters.......................................................................18
                  (a)  Contributed or Revalued Property........................................................18
                  (b)  Recapture Items.........................................................................19
         6.11     Order of Application.........................................................................19
         6.12     Allocation of Liabilities....................................................................19
         6.13     Form of Distribution.........................................................................19

ARTICLE VII            TRANSFER OF INTERESTS...................................................................20
         7.1      Transfer of Interests........................................................................20
         7.2      [intentionally omitted]......................................................................20
         7.3      Right of First Refusal.......................................................................20
         7.4      [intentionally omitted]......................................................................21

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         7.5      [intentionally omitted]......................................................................21
         7.6      [intentionally omitted]......................................................................21
         7.7      Repurchase Restrictions Imposed by Law.......................................................21
         7.8      Further Restrictions on Transfer of Interests................................................21
         7.9      Substitution of Members......................................................................21
         7.10     Enforcement..................................................................................22
         7.11     Effect of Transfers in Violation of Agreement................................................22

ARTICLE VIII           CONSEQUENCES OF MEMBERSHIP TERMINATION EVENTS...........................................22
         8.1      Dissolution of Company.......................................................................22
         8.2      Admission or Conversion......................................................................22
         8.3      Terms of Transfer............................................................................23
                  (a)  Transferee Bound by Agreement...........................................................23
                  (b)  Notice of Repurchase Event..............................................................23
                  (c)  Option to Purchase......................................................................23
                  (d)  Purchase Price..........................................................................24
                  (e)  Payment of Purchase Price...............................................................24
                  (f)  Consummation of Sale....................................................................25

ARTICLE IX             ACCOUNTING, RECORDS, REPORTING BY MEMBERS...............................................25
         9.1      Books and Records............................................................................25
         9.2      Reports; Annual Statements...................................................................26
                  (a)  Governmental Reports....................................................................26
                  (b)  Financial Reports.......................................................................26
                  (c)  Tax Reports.............................................................................27
         9.3      Bank Accounts; Invested Funds................................................................27
         9.4      Tax Matters for the Company Handled by Tax Matters Partner...................................27
         9.5      Accounting Matters...........................................................................27
         9.6      Confidentiality..............................................................................27

ARTICLE X              DISSOLUTION AND WINDING UP..............................................................28
         10.1     Dissolution..................................................................................28
         10.2     Date of Dissolution..........................................................................28
         10.3     Winding Up...................................................................................28
         10.4     Liquidating Distributions to Economic Interest Holders.......................................29
         10.5     Distributions in Kind........................................................................29
         10.6     Provision for Debts and Liabilities..........................................................29
         10.7     No Liability.................................................................................29
         10.8     Limitations on Payments Made in Dissolution..................................................29
         10.9     Certificate of Cancellation..................................................................30
         10.10    Compensation for Services....................................................................30

ARTICLE XI             LIMITATION OF LIABILITY; STANDARD OF CARE; INDEMNIFICATION..............................30
         11.1     Limitation of Liability......................................................................30

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         11.2     Standard of Care.............................................................................30
         11.3     Indemnification..............................................................................30
         11.4     Contract Right; Expenses.....................................................................31
         11.5     Indemnification of Employees and Agents......................................................31
         11.6     Nonexclusive Right...........................................................................31
         11.7     Severability.................................................................................31
         11.8     Insurance....................................................................................31

ARTICLE XII            REPRESENTATIONS OF THE MEMBERS..........................................................31
         12.1     Preexisting Relationship or Experience.......................................................32
         12.2     Access to Information........................................................................32
         12.3     Economic Risk................................................................................32
         12.4     Investment Intent............................................................................32
         12.5     Consultation with Attorney...................................................................32
         12.6     Purpose of Entity............................................................................32
         12.7     Residency....................................................................................32
         12.8     No Advertising...............................................................................32
         12.9     Membership Interest is Restricted Security...................................................32
         12.10    No Registration of Membership Interest.......................................................33
         12.11    Organization.................................................................................33
         12.12    Authority....................................................................................33
         12.13    Enforceability...............................................................................33
         12.14    No Violation.................................................................................33

ARTICLE XIII           MISCELLANEOUS...........................................................................33
         13.1     Legal Counsel................................................................................33
         13.2     Amendments...................................................................................34
         13.3     Offset Privilege.............................................................................34
         13.4     Arbitration..................................................................................34
                  (a)  General.................................................................................34
                  (b)  Governing Law...........................................................................34
                  (c)  Costs of Arbitration....................................................................34
         13.5     Remedies Cumulative..........................................................................34
         13.6     Notices......................................................................................34
         13.7     Attorneys'Fees...............................................................................35
         13.8     Governing Law; Jurisdiction..................................................................35
         13.9     Complete Agreement...........................................................................35
         13.10    No Third-Party Rights........................................................................35
         13.11    Binding Effect...............................................................................35
         13.12    Section Headings.............................................................................36
         13.13    Interpretation...............................................................................36
         13.14    Severability.................................................................................36
         13.15    Multiple Counterparts........................................................................36
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                                       v

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               STUDIOBUZZ.COM, LLC

                      A DELAWARE LIMITED LIABILITY COMPANY


         This Limited Liability Company Agreement is made as of March 28, 2000, by and between Onlinefilmsales.com, LLC, a Delaware limited liability company ("Onlinefilmsales"), and MediaChase Ltd., a Delaware corporation ("MediaChase"), with reference to the following facts:

         A. StudioBuzz.com, LLC (the "Company") was formed on March 17, 2000, as a limited liability company under the laws of the State of Delaware by filing a Certificate of Formation for the Company with the Delaware Secretary of State.

         B. MediaChase heretofore contributed to the capital of the Company, all of its right, title and interest in and to any assets of MediaChase used solely in connection with the operation of the business entitled "StudioBuzz.com" (collectively, the "StudioBuzz Assets") in consideration of the issuance by the Company to MediaChase of a one hundred percent (100%) Membership Interest in the Company.

         C. Concurrently herewith, MediaChase is contributing to Onlinefilmsales, a fifty percent (50%) Economic Interest and a 100% Voting Interest in the Company, in consideration of (i) the issuance by Onlinefilmsales to MediaChase of an interest in Onlinefilmsales (as more fully described in that certain Limited Liability Company Agreement of Onlinefilmsales.com, LLC, of even date herewith), and (ii) the agreement by Onlinefilmsales herein to make additional contributions to the capital of the Company upon the satisfaction of certain conditions stated.

         D. The parties now desire to adopt a limited liability company agreement to govern their respective rights and obligations as Members of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is acknowledged, the parties agree that the following shall be the Limited Liability Company Agreement of the Company.

ARTICLE I
                                                    DEFINITIONS

       When used in this Agreement, the following terms have the following meanings:

       1.1 "ACT" means the Limited Liability Company Act of the State of
Delaware.

       1.2 "ADJUSTED CAPITAL ACCOUNT" of an Economic Interest Holder means the Capital Account of that Economic Interest Holder increased by the Economic Interest Holder's share of Company Minimum Gain and Member Minimum Gain.

       1.3 "ADJUSTED CAPITAL CONTRIBUTION" of an Economic Interest Holder means the excess of (a) that Economic Interest Holder's Capital Contributions to the Company, over (b) Distributions to that Economic Interest Holder that are a return of Capital Contributions under Section 6.8(b).

       1.4 "AFFILIATE" of a Member or Manager means (a) a Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with that Member or Manager; (b) a Person owning or controlling ten percent (10%) or more of the outstanding voting securities or beneficial interests of that Member or Manager; or (c) an officer, director, partner or member, or a member of the immediate family of an officer, director, partner or member, of that Member or Manager. For these purposes "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

       1.5 "AGREEMENT" means this Limited Liability Company Agreement of StudioBuzz.com, LLC.

       1.6 "AFFECTED INTEREST" has the meaning specified in Section 8.3.

       1.7 "BANKRUPTCY" of a Member means the institution of any proceedings under any federal or state law for the relief of debtors, including the filing by or against that Member of a voluntary or involuntary case under the United States Bankruptcy Code, which proceedings, if involuntary, are not dismissed within sixty (60) days after their filing; an assignment of the property of that Member for the benefit of creditors; the appointment of a receiver, trustee or conservator of any substantial portion of the assets of that Member, which appointment, if obtained ex parte, is not dismissed within sixty (60) days thereafter; the seizure by a sheriff, receiver, trustee or conservator of any substantial portion of the assets of that Member; the failure by that Member generally to pay its debts as they become due within the meaning of Section 303(h)(1) of the United States Bankruptcy Code, as determined by the Bankruptcy Court; or that Member's admission in writing of its inability to pay its debts as they become due.

       1.8 "BONA FIDE OFFER" means an offer in writing to an Interest Holder offering to purchase all or any part of that Interest Holder's Membership Interest or Economic Interest and setting forth all of the material terms and conditions of the proposed purchase from an offeror who is ready, willing and able to consummate the purchase and who is not an Affiliate of that Interest Holder.

       1.9 "CAPITAL ACCOUNT" of an Economic Interest Holder means the capital account of that Economic Interest Holder determined from the inception of the Company strictly in accordance with the rules set forth in Section 1.704-1(b)(2)(iv) of the Treasury Regulations. If any Membership Interest and/or Economic Interest is Transferred pursuant to the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent the Capital Account is attributable to the Membership Interest and/or Economic Interest so

Transferred. In the event that assets of the Company other than cash are distributed to an Economic Interest Holder in kind, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if the distributed assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss). In the event of the liquidation of the Company, Capital Accounts shall be adjusted for the hypothetical "book" gain or loss that would have been realized by the Company if all Company assets had been sold for their fair market values in a cash sale (in order to reflect unrealized gain or loss), whether as an initial Capital Contribution, an additional Capital Contribution, or Additional Capital.

       1.10 "CAPITAL CONTRIBUTION" of a Member, at any particular time, means the amount of money or property, or a promissory note or other binding obligation to contribute money or property, which that Member has theretofore contributed to the capital of the Company, whether as an initial Capital Contribution or an additional Capital Contribution.

       1.11 "CERTIFICATE OF FORMATION" means the Certificate of Formation of the Company as filed under the Act with the Delaware Secretary of State, as the same may be amended from time to time.

       1.12 "CLOSING" has the meaning specified in Section 8.3.

       1.13 "CODE" means the Internal Revenue Code of 1986, as amended.

       1.14 "COMPANY" means StudioBuzz.com, LLC, a Delaware limited liability company.

       1.15 "COMPANY MINIMUM GAIN" with respect to any taxable year of the Company means the "partnership minimum gain" of the Company computed strictly in accordance with the principles of Section 1.704-2(d) of the Treasury Regulations.

       1.16 "CONFIDENTIAL INFORMATION" means all information or material not generally known by non-Company personnel which (i) gives the Company some competitive business advantage or the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company,
(ii) which is owned by the Company or in which the Company has an interest and
(iii) which is (A) marked "Confidential Information," "Proprietary Information," or other similar marking, (B) known to be considered confidential and proprietary by the Company, or (C) from all the relevant circumstances should reasonably be assumed to be confidential and proprietary to the Company. Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): trade secrets, inventions, drawings, graphics, file data, documentation, diagrams, specifications, know how, processes, formulas, models, flow charts, software in various stages of development, source codes, object codes, research and development procedures, research or development and test results, marketing techniques and materials, marketing and development plans, price lists, pricing policies, business plans, information relating to customers and/or suppliers' identities, characteristics and agreements, financial information and projections, and employee files. Confidential Information also includes any information described above which the Company obtains from another party and which the Company treats as proprietary or designates as Confidential Information, whether or not owned or developed by the Company. NOTWITHSTANDING THE ABOVE, HOWEVER, NO
INFORMATION CONSTITUTES CONFIDENTIAL INFORMATION IF IT IS GENERIC INFORMATION
OR GENERAL KNOWLEDGE WHICH IS OTHERWISE PUBLICLY KNOWN AND IN THE PUBLIC
DOMAIN. Also, Confidential Information shall not include any information or material owned by MediaChase and used by MediaChase in the ordinary course of its business, unless used on an exclusive basis in the business of the Company.

       1.17 "CONTRIBUTION CAP" has the meaning specified in Section 3.2(a).

       1.18 "DISTRIBUTABLE CASH" at any time means that portion of the cash then on hand or in bank accounts of the Company which the Managers deem available for Distribution to the Economic Interest Holders, taking into account (a) the amount of cash required for the payment of all current expenses, liabilities and obligations of the Company (whether for expense items, capital expenditures, improvements, retirement of indebtedness or otherwise) and specifically including repayments of principal or interest on Contribution Loans, and (b) the amount of cash which the Managers deem necessary to establish reserves for the payment of future capital expenditures, improvements, retirements of indebtedness, operations and contingencies, known or unknown, liquidated or unliquidated, including, but not limited to, liabilities which may be incurred in litigation and liabilities undertaken pursuant to the indemnification provisions of this Agreement.

       1.19 "DISTRIBUTION" means the transfer of money or property by the Company to one or more Economic Interest Holders without separate consideration.

       1.20 "ECONOMIC INTEREST" means a share, expressed as a percentage, of one or more of the Company's Net Profits, Net Losses, Tax Credits, Distributable Cash or other Distributions, but does not include any other rights of a Member, including, without limitation, the right to vote or participate in the management of the Company or the right to information concerning the business and affairs of the Company. The Economic Interest of each Economic Interest Holder shall initially be the percentage set forth opposite the name of that Economic Interest Holder in Exhibit A and may be adjusted from time to time thereafter pursuant to the provisions of this Agreement, including, without limitation, the provisions of Sections 4.1, 4.2 and 8.1.

       1.21 "ECONOMIC INTEREST HOLDER" means the holder of an Economic Interest, including either a Member, to the extent of the Economic Interest constituting a part of its Membership Interest, or a Person who is not a member but holds merely a bare Economic Interest.

       1.22 "ECONOMIC RISK OF LOSS" means the economic risk of loss within the meaning of Section 1.752-2 of the Treasury Regulations.

       1.23 "ELIGIBLE MEMBERS" has the meaning specified in Section 7.3.

       1.24 "FAIR MARKET VALUE" means, with respect to an asset, the price at which that asset would be sold for cash payable at closing between a willing buyer and a willing seller, each having reasonable knowledge of all relevant facts concerning the asset and neither acting under any compulsion to buy or sell.

       1.25 "FISCAL YEAR" means the Company's fiscal year, which shall be the calendar year.

       1.26 "FORMER MEMBER" has the meaning specified in Section 8.2.

       1.27 "FORMER MEMBER'S INTEREST" has the meaning specified in Section 8.2(a).

       1.28 "INTEREST HOLDER" means either a Member or a Person who holds merely a bare Economic Interest.

       1.29 "JOINT DESIGNEE" has the meaning specified in Section 5.2(a).

       1.30 "MAJORITY IN INTEREST" means Voting Interests which, taken together, exceed fifty percent (50%) of the aggregate of all Voting Interests held by all Members entitled to vote or grant consent with respect to the matter in question.

       1.31 "MANAGERS" means the one or more managers of the Company selected by the Members pursuant to Section 5.2(a) and shall be deemed to refer to the sole Manager at all times when there exists only one Manager.

       1.32 "MEDIACHASE" means MediaChase Ltd., a Delaware corporation.

       1.33 "MEDIACHASE CONSULTING AGREEMENT" means that certain Consulting Agreement, of even date herewith, between MediaChase and the Company.

       1.34 "MEMBER" means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with this Agreement or is a transferee of a Member who has become a Member in accordance with Article VII, and (b) has not suffered a Membership Termination Event.

       1.35 "MEMBER MINIMUM GAIN" has the meaning given to the term "partner nonrecourse debt minimum gain" in Section 1.704-2(d) of the Treasury Regulations.

       1.36 "MEMBER NONRECOURSE DEBT" means any "partner nonrecourse liability" or "partner nonrecourse debt" under Section 1.704-2(b)(4) of the Treasury Regulations. Subject to the foregoing, it means any Company liability to the extent the liability is nonrecourse for purposes of Section 1.1001-2 of the Treasury Regulations and a Member (or related Person within the meaning of Section 1.752-4(b) of the Treasury Regulations) bears the Economic Risk of Loss under Section 1.752-2 of the Treasury Regulations because, for example, the Member or related Person is the creditor or a guarantor.

       1.37 "MEMBER NONRECOURSE DEDUCTIONS" means the Company deductions, losses and Code Section 705(a)(2)(B) expenditures, as the case may be (as computed for "book" purposes), that are treated as deductions, losses and expenditures attributable to Member Nonrecourse Debt under Section 1.704-2(i)(2) of the Treasury Regulations.

       1.38 "MEMBERSHIP INTEREST" means a Member's total interest as a Member of the Company, including that Member's Economic Interest, its options or similar rights hereunder to acquire Membership Interests or Economic Interests, its right to inspect the books and records of the Company and its right, to the extent specifically provided in this Agreement or in the Act and not otherwise restricted herein, to participate in the business, affairs and management of the Company and to vote or grant consent with respect to matters coming before the Company.

       1.39 "MEMBERSHIP TERMINATION EVENT" with respect to any Member means one or more of the following: the withdrawal, resignation, expulsion, dissolution or occurrence of any other event which terminates the continued membership of that Member in the Company, other than a Transfer of a Member's Membership Interest which is made in accordance with the provisions of Article VII.

       1.40 "NET PROFITS" and "NET LOSSES" means, for each fiscal period, the net income and net loss, respectively, of the Company determined strictly in accordance with federal income tax principles (including rules governing depreciation and amortization), except that in computing net income or net loss, the "book" value of an asset will be substituted for its adjusted tax basis if the two differ; and the following items shall be excluded from the computation:

            (a) any gain, income, deductions or losses specially allocated under Sections 6.1, 6.2 or 6.3;

            (b) any Nonrecourse Deductions; and

            (c) any Member Nonrecourse Deductions.

       1.41 "NONCOMPETE DATE" has the meaning specified in Section 5.7(b).

       1.42 "NONRECOURSE DEDUCTIONS" in any fiscal period means the amount of Company deductions that are characterized as "nonrecourse deductions" under
Section 1.704-2(b) of the Treasury Regulations.

       1.43 "NONRECOURSE LIABILITY" means a liability treated as a "nonrecourse liability" under Sections 1.704-2(b)(3) and 1.752-1(a)(2) of the Treasury Regulations.

       1.44 "NOTICE" has the meaning specified in Section 8.3.

       1.45 "OFFERED INTEREST" has the meaning specified in Section 7.3.

       1.46 "ONLINEFILMSALES" means Onlinefilmsales.com, LLC, a Delaware limited liability company.

       1.47 "PERSON" means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, limited liability company, limited liability partnership, real estate investment trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

       1.48 "PREFERRED RETURN" shall mean with respect to any Member, a cumulative preferential rate of return in an amount equal to seven percent (7%) per annum, on its Adjusted Capital Contributions.

       1.49 "PREFERRED RETURN ACCOUNT" shall mean with respect to any Member, the excess of (i) that Member's Preferred Return, over (ii) all allocations to that Member pursuant to Section 6.6(c) below.

       1.50 "SECURITIES ACT" means the Securities Act of 1933.

       1.51 "TAX CREDITS" means all credits against income or franchise taxes and credits allowable to Economic Interest Holders under state, federal or other tax statutes.

       1.52 "TAX MATTERS PARTNER" means Onlinefilmsales, or any successor in interest to Onlinefilmsales' entire Membership Interest, except as otherwise provided in Section 9.4.

       1.53 "TRANSFER" means, with respect to a Membership Interest, an Economic Interest or any interest therein, the sale, assignment, transfer, disposition, pledge, hypothecation or encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of (a) that Membership Interest, Economic Interest or interest therein or (b) a controlling interest in any Person which directly or indirectly through one or more intermediaries holds that Membership Interest, Economic Interest or interest therein. Transfer includes any transfer as a result of or in connection with any property settlement or judgment incident to a divorce, dissolution of marriage or separation, and any transfer by decree of distribution or other court order in proceedings arising from the death of the spouse of any Member or Economic Interest Holder.

       1.54 "TREASURY REGULATIONS" means the regulations of the United States Treasury Department pertaining to the income tax.

       1.55 "UNITED STATES BANKRUPTCY CODE" means the United States Bankruptcy Code at Title 11, United States Code.

       1.56 "UNPAID PREFERRED RETURN" shall mean the excess of (i) the total cumulative Preferred Return as of any given date over (ii) the sum of all prior Distributions in payment of the Preferred Return pursuant to Section 6.8(a).

       1.57 "VOTING INTEREST" means a Member's percentage right to vote on matters coming before the Members for action. The Voting Interest of each Member shall initially be the percentage set forth opposite the name of that Member in Exhibit A and may be adjusted from time to time thereafter pursuant to the provisions of this Agreement, including, without limitation, the provisions of Sections 4.1, 4.2 and 8.1. The combined Voting Interest of all Members shall at all times equal one hundred percent (100%).

       References in this Agreement to "Articles," "Sections," "Exhibits" and "Schedules" shall be to the Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specifically provided; all Exhibits and Schedules to this Agreement are incorporated herein by reference; any of the terms defined in this Agreement may, unless the context otherwise requires, be used in the singular or the plural and in any gender depending on the reference; the words "herein", "hereof" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and except as otherwise specified in this Agreement, all references in this Agreement (a) to any

Person shall be deemed to include such Person's permitted heirs, personal representatives, successors and assigns; and (b) to any agreement, any document or any other written instrument shall be a reference to such agreement, document or instrument together with all exhibits, schedules, attachments and appendices thereto, and in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof; and (c) to any law, statute or regulation shall be deemed references to such law, statute or regulation as the same may be supplemented, amended, consolidated, superseded or modified from time to time.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

       2.1 NAME. The name of the Company shall be "StudioBuzz.com, LLC." The business of the Company may be conducted under that name or, upon compliance with applicable law, under any other name that the Managers deem appropriate or advisable.

       2.2 TERM. The term of the Company's existence commenced upon the filing of its Certificate of Formation with the Delaware Secretary of State on March 17, 2000 and shall continue until such time as it is terminated pursuant to
Article X.

       2.3 OFFICE AND AGENT. The principal office of the Company shall be at 1351 4th Street, Suite 227, Santa Monica, CA 90401, or at such other place as the Managers may determine from time to time. The Company may also have such other offices within the State of California, or elsewhere, as the Managers may from time to time determine. The name and business address of the agent for service of process for the Company in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805, or such other Person as the Managers may appoint from time to time.

       2.4 PURPOSE OF COMPANY. The Company may engage in any lawful activity for which a limited liability company may be organized under the Act; however, its primary purpose shall be to engage in the following business: the creation of an online database with the capability to store and provide access to information relating to filmed entertainment rights.

       2.5 INTENT. It is the intent of the Members that the Company shall always be operated in a manner consistent with its treatment as a "partnership" for Federal and state income tax purposes. It also is the intent of the Members that the Company not be operated or treated as a "partnership" for purposes of
Section 303 of the United States Bankruptcy Code. No Member or Manager shall take any action inconsistent with that express intent.

       2.6 MEMBERS. The names, addresses, Capital Contributions, Voting Interests and Economic Interests of the Members as of the date of this Agreement are set forth in Exhibit A.

       2.7 FORMATION EXPENSES. Each Member shall be responsible for and shall pay all fees and expenses incurred by it in connection with the formation of the Company, including, without limitation, all legal and accounting fees and expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and all related agreements and instruments. The Company shall pay all filing fees, minimum franchise or other similar taxes and other governmental charges incident to its formation and qualification to do business.

                                  ARTICLE III

                              CAPITAL CONTRIBUTIONS

       3.1 INITIAL CAPITAL CONTRIBUTIONS. MediaChase initially has contributed to the Company the StudioBuzz Assets.

       3.2 ADDITIONAL CAPITAL CONTRIBUTIONS.

           (a) ADDITIONAL CONTRIBUTIONS BY ONLINEFILMSALES. Onlinefilmsales shall contribute such monies and/or properties which are hereafter agreed upon by all the Members. Immediately after such initial contribution by Onlinefilmsales, the Managers shall complete Exhibit A to describe each Member's initial Capital Contribution. In no event shall the sum of Onlinefilmsales initial Capital Contribution and its additional Capital Contributions exceed an amount hereafter to be agreed upon by all the Members ("Contribution Cap").

            (b) ADDITIONAL CAPITAL. No Member or Economic Interest Holder shall be required to make any additional Capital Contributions not specifically referred to in Section 3.1.

       3.3 CAPITAL ACCOUNTS. The Company shall establish and maintain an individual Capital Account for each Economic Interest Holder.

       3.4 NO WITHDRAWALS OF CAPITAL. No Economic Interest Holder shall have the right to withdraw or reduce its Capital Contributions in the Company except as a result of the dissolution of the Company or as otherwise provided in Section 4.2 or the Act, and no Economic Interest Holder shall have the right to demand or receive property other than cash in return for its Capital Contributions.

       3.5 LOANS; NO COMPENSATION. No Member or Economic Interest Holder shall be required to lend any funds to the Company, and no Member or Economic Interest Holder shall have any personal liability for the repayment of any Capital Contribution of any other Member or Economic Interest Holder. No Member or Economic Interest Holder shall receive any interest, salary or drawing with respect to its Capital Contributions or its Capital Account or for services rendered on behalf of the Company or otherwise in its capacity as a Member or Economic Interest Holder, except as otherwise specifically provided in this Agreement.

                                   ARTICLE IV

                                     MEMBERS

       4.1 ADMISSION OF ADDITIONAL MEMBERS. Subject to compliance with applicable law, additional Members may be admitted to the Company from time to time upon the unanimous written approval of all Members.

       4.2 WITHDRAWALS OR RESIGNATIONS. No Member may withdraw or resign from the Company except with the prior written consent of the Managers and all other Members within the Prohibited Transfer Period (as defined in Section 7.1), which consent may be given or withheld, conditioned or delayed in the Managers' and the other Members' sole discretion. After the Prohibited Transfer Period, any Member may withdraw or resign after thirty (30) day's written notice. If the withdrawing or resigning Member is the last and only remaining Member, the withdrawal or resignation shall be effective only after the expiration of the period for Member consent to continue the business of the Company or dissolve, as provided in Section 8.1. Any withdrawal or resignation (whether prior to or after the Prohibited Transfer Period) of a Member shall constitute a Membership Termination Event (other than a Transfer made in accordance with the provisions of Article VII), and upon the occurrence thereof, that Member's Membership Interest may, at the election of the Managers, either be converted to a bare Economic Interest or purchased as provided in Section 8.2(c). If a Member withdraws in violation of this Agreement, the Member shall forfeit his, her or its Voting Interest and Economic Interest without further compensation. In addition, the Member will be liable to the Company and the other Members and/or Economic Interest Holders for all damages suffered by the Company and the other Members and/or Economic Interest Holders as a result of such withdrawal.

       4.3 MEMBERS ARE NOT AGENTS. The management of the Company is vested exclusively in the Managers. No Member may be an agent of the Company, nor may any Member, in its capacity as a Member, bind or execute any agreement, instrument or document on behalf of the Company without the prior written consent of the Managers.

       4.4 MEETINGS OF MEMBERS; WRITTEN CONSENT. The Members do not contemplate holding meetings; however, meetings of the Members may be held if called by the Managers in their sole and absolute discretion, at such times and places within or without the State of California as the Managers fix from time to time. No annual or regular meetings of Members are required, but if such meetings are held, they shall be noticed, held and conducted pursuant to the Act. Members may participate in any meeting through the use of conference telephones or similar communications equipment as long as all Members participating can hear one another. A Member so participating is deemed to be present in person at the meeting. Any action which may be taken by the Members at a meeting may also be taken without a meeting, if a consent in writing setting forth the action so taken is signed by Members having not less than the minimum votes that would be necessary to authorize that action at a meeting of the Members duly called and noticed.

                                   ARTICLE V

                      MANAGEMENT AND CONTROL OF THE COMPANY

       5.1 MANAGEMENT OF THE COMPANY BY THE MANAGERS.

            (a) EXCLUSIVE MANAGEMENT BY THE MANAGERS. The business, property and affairs of the Company shall be managed exclusively by the Managers. Except for matters as to which the approval of the Members is expressly required by the Act, Section 5.3, or otherwise in this Agreement, the Managers shall have full, complete and exclusive authority, power and discretion to manage and control the business, property and affairs of the Company, to make all decisions regarding those matters and to perform any and all other actions customary or incident to the management of the Company's business, property and affairs.

            (b) POWERS OF THE MANAGERS. Without limiting the generality of the foregoing, the Managers, acting in concert but without the need to obtain any approval from the Members, except only as required in Section 5.3 or otherwise in this Agreement or the Act, shall have the exclusive power and authority to cause the Company:

                (i) to do any act in the conduct of its business and to exercise all powers granted to a limited liability company under the Act, whether in the state of California or in any other state, territory, district or possession of the United States or any foreign country, that may be necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                (ii) to own, hold, operate, maintain, finance, refinance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any asset as may be necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                (iii) to enter into, perform and carry out any contracts, leases, instruments, commitments, agreements or other documents of any kind, including, without limitation, contracts with any Member or Manager, any Affiliate thereof or any agent of the Company, necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                (iv) to sue and be sued, complain and defend and participate in administrative or other proceedings, in its own name;

                (v) to appoint officers, employees and agents of the Company, define their duties and fix their compensation, if any, and to select attorneys, accountants, consultants and other advisors of the Company;

                (vi) to indemnify any Person in accordance with the Act and to obtain any and all types of insurance;

                (vii) to borrow money from any Person, and issue evidences of indebtedness and to secure the same by mortgages, deeds of trust, security agreements, pledges, collateral assignments or other liens on the assets of the Company;

                (viii) to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action with respect to any loan agreement, commitment, deed of trust, mortgage, security agreement or other loan document in respect of any assets of the Company;

                (ix) to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities;

                (x) to make, execute, acknowledge, endorse and file any and all agreements, documents, instruments, checks, drafts or other evidences of indebtedness necessary, convenient, desirable or incidental to the accomplishment of the business purposes of the Company;

                (xi) to cease the Company's activities and dissolve and wind up its affairs upon its duly authorized dissolution; and

                (xii) to cause any special purpose subsidiary limited liability company wholly owned by the Company to do any of the foregoing.

            (c) AGENCY AUTHORITY OF THE MANAGERS; DELEGATION BY THE MANAGERS. Any one Manager shall be authorized to endorse all checks, drafts and other evidences of indebtedness made payable to the order of the Company and, once approved as required under Section 5.1(g) or as specifically required elsewhere in this Agreement, to execute all agreements, contracts, commitments, checks, instruments and other documents on behalf of the Company. The Managers may also delegate any or all of their authority, rights and/or obligations, whether arising hereunder, under the Act or otherwise, to any one or more officers, agents or other duly authorized representatives of the Company.

            (d) DISCRETION OF THE MANAGERS. In making any and all decisions relating to the conduct of the Company's business or otherwise delegated to them by any provision of this Agreement, the Managers shall be free to exercise their sole, absolute and unfettered discretion so long as such decision was made by the Managers in good faith for a purpose reasonably believed by them to be in, or not opposed to, the best interests of the Company. The Managers shall not, in respect of any such decision, be liable to the Company, the Members or any of their respective Affiliates or constituent owners for any resulting actual or alleged losses, damages, costs or expenses suffered by them so long as such decision was made by the Managers in good faith for a purpose reasonably believed by them to be in, or not opposed to, the best interests of the Company.

            (e) PERFORMANCE OF DUTIES; LIABILITY OF MANAGERS. The Managers shall perform their managerial duties in good faith and in a manner they believe to be in, or not opposed to, the best interests of the Company. In performing their duties, the Managers shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, of any attorney, independent accountant or other Person as to matters which the Managers believe to be within such Person's professional or expert competence unless the Managers have actual knowledge concerning the matter in question that would cause such reliance to be unwarranted.

            (f) DEVOTION OF TIME. The Managers shall not be obligated to devote all of their time or business efforts to the affairs of the Company; however, they shall devote such time, effort and skill as they deem appropriate for the management and operation of the Company's affairs.

            (g) DECISIONS OF THE MANAGERS. Except to the extent that this Agreement expressly requires the unanimous approval of all of the Managers, any decision or action taken by a majority in number of the Managers (whether verbally or in writing, whether in person or by proxy and whether or not at a formal meeting called pursuant to Section 5.1(h) shall constitute the act or decision of the Managers.

            (h) MEETINGS OF MANAGERS. Meetings of the Managers may be called by any Manager or by the Chairperson, President, any Senior Vice-President or Vice-President or the Secretary of the Company, if any. All meetings shall be held upon four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, telegraph or facsimile. A notice need not specify the purpose of any meeting. Notice of a meeting need not be given to any Manager who signs a waiver of notice, a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting the lack of notice prior to the commencement of the meeting. All such waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting. A majority of the authorized number of Managers shall constitute a quorum of the Managers for the transaction of business, and except to the extent that this Agreement expressly requires the approval of all of the Managers, every act or decision done or made by a majority in number of the Managers present at a meeting duly held at which a quorum is present shall be the act of the Managers. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Managers if any action taken is approved by at least a majority of the required quorum for the meeting. Managers may participate in any meeting of the Managers by means of conference telephones or similar communications equipment so long as all Managers participating can hear one another. A Manager so participating is deemed to be present at the meeting.

       The provisions of this Section 5.1(h) govern meetings of the Managers if the Managers elect, in their discretion, to hold meetings. However, nothing in this Section 5.1(h) or in this Agreement is intended to require that meetings of the Managers be held, it being the intent of the Members that meetings of the Managers are not required.

       5.2 ELECTION OF MANAGERS.

            (a) NUMBER AND TERM. The Company shall have one (1), or such other number as Onlinefilmsales shall designate from time to time, Manager, who shall be designated by Onlinefilmsales. The initial Manager shall be Onlinefilmsales. Onlinefilmsales shall have the right to change the identity and number of the Manager(s) appointed by it at any time and for any reason, by written notice to the other Member, and each Manager so appointed shall serve in that capacity until he or she resigns or is removed by Onlinefilmsales, in its absolute discretion.

            (b) VACANCIES. Any vacancy occurring for any reason in the number of Managers may be filled by designation of Onlinefilmsales.

       5.3 LIMITATIONS ON POWER OF THE MANAGERS. The limitations on the Managers' power in this Section 5.3 shall apply:

            (a) the sale, exchange or other disposition of all, or substantially all, of the Company's assets occurring as part of a single transaction or plan, or in a series of transactions, shall require not only the approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent
(75%) of all Voting Interests;

            (b) the merger of the Company with another limited liability company or a corporation, general partnership or limited partnership shall require not only the approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent (75%) of all Voting Interests; provided, however, that in no event shall a Member be required to become a general partner in a merger with a general or limited partnership without that Member's express written consent or unless the agreement of merger provides each Member with the dissenter's rights described in the Act;

            (c) any decision to admit a Person as a Member of the Company shall require not only the approval of the Managers, but also the affirmative vote or written consent of all of the Members;

            (d) any decision to compromise the obligation of a Member to a make a Capital Contribution or to return money or property paid or distributed in violation of the Act shall require not only the approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent (75%) of the Voting Interests of all non-interested Members;

            (e) any act which would make it impossible to carry on the ordinary business of the Company shall require not only approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent (75%) of all Voting Interests;

            (f) any decision to place the Company into Bankruptcy shall require not only the approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent (75%) of all Voting Interests; and

            (g) any amendment to the Certificate of Formation or this Agreement shall require not only the approval of the Managers, but also the affirmative vote or written consent of Members holding at least seventy-five percent (75%) of all Voting Interests, provided, however, that there shall be no change in the purpose of the Company and provided further that no amendment will be binding on a Member that diminishes its rights or increases its obligations unless approved by such Member.

       5.4 MEMBERS HAVE NO MANAGERIAL AUTHORITY. The Members shall have no power to participate in the management of the Company except as expressly authorized by this Agreement and except as expressly required by any non-waivable provision of the Act. Without the written authorization of the Managers to do so, no Member shall have any power or authority to bind or act on behalf of the Company in any way, to pledge its assets or to render it liable for any purpose.

       5.5 TRANSACTIONS BETWEEN THE COMPANY AND THE MANAGERS, THE MEMBERS OR THEIR AFFILIATES.

            (a) CONTRACTS WITH AFFILIATES. Notwithstanding that it may constitute a conflict of interest, the Members who are not also Managers may, and may cause their Affiliates to, engage in any transaction (including, without limitation, the purchase, sale, lease or exchange of any property, the lending of money, the rendering of any service or the establishment of any salary, other compensation or other terms of employment) with the Company so long as that transaction is not expressly prohibited by this Agreement, the transaction is approved by the Managers and the transaction is fair to the Company and is on commercially reasonable terms.

            (b) CONTRACTS WITH MANAGERS OR AFFILIATES OF THE MANAGERS. The Members acknowledge and intend that the Managers may provide, or cause the Company to engage one or more of its Affiliates to provide, any or all goods and/or services required by the Company in the conduct of its business and may engage in any transaction (including, without limitation, the purchase, sale, lease or exchange of any property, the lending of money, the rendering of any service or the establishment of any salary, other compensation or other terms of employment) with the Company, and that, except only as expressly limited below, the terms and conditions of any such engagement shall be determined exclusively by the Managers in their sole and absolute discretion; provided, however, that notwithstanding anything to the contrary set forth in this Agreement, all disinterested Members must approve the terms and conditions of any engagement by the Managers of one or more of the Managers' Affiliates prior to the Company entering into such engagement, which approval shall not be unreasonably withheld.

            (c) TREATMENT OF AFFILIATE LOANS AND FEES. To the fullest extent permitted by law, all principal, interest, costs and expenses owing by the Company to the Members, the Managers and/or Affiliates thereof in repayment of loans and all fees, commissions and/or reimbursable amounts payable by the Company to the Members, the Managers and/or Affiliates thereof shall be treated in the same manner as liabilities payable to unaffiliated creditors of the Company and shall be paid and taken into account, as such, before any Distributions of Distributable Cash are made to the Economic Interest Holders.

       5.6 OFFICERS.

            (a) APPOINTMENT OF OFFICERS. The Managers may, at their discretion, appoint officers of the Company at any time. The officers of the Company may include a Chairperson, a President or Chief Executive Officer, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, Assistant Secretaries, a Chief Financial Officer, a Treasurer and one or more Assistant Treasurers and a Comptroller. The officers shall serve at the pleasure of the Managers, subject to all rights, if any, of an officer under any contract of employment. Any individual may hold any number of offices. Officers of the Managers may serve as officers of the Company if appointed by the Managers. The officers shall exercise such powers and perform such duties as are typically exercised by similarly titled officers in a corporation and as shall be determined from time to time by the Managers. If any such officer is entitled to a salary for his or her services, however, all of that salary shall be paid by the Company.

            (b) SIGNING AUTHORITY OF OFFICERS. The officers, if any, shall have such authority to sign checks, instruments and other documents on behalf of the Company as may be delegated to them by the Managers in writing.

            (c) ACTS OF OFFICERS AS CONCLUSIVE EVIDENCE OF AUTHORITY. Any note, mortgage, deed of trust, evidence of indebtedness, contract, certificate, statement, conveyance or other instrument or obligation in writing, and any assignment or endorsement thereof, executed or entered into between the Company and any other Person, when signed by the Chairperson, the President or Chief Executive Officer, any Senior Vice-President and any Secretary, any Assistant Secretary, any Treasurer, or any Assistant Treasurer of the Company, is not invalidated as to the Company by any lack of authority of the signing officers in the absence of actual knowledge on the part of the other Person that the signing officer(s) had no authority to execute the same.

       5.7 COMPETING ACTIVITIES. The Manager, the Members and the Economic Interest Holders, and their respective officers, directors, shareholders, partners, members, managers, agents, employees and Affiliates, may engage or invest in, independently or with others, any business activity of any type or description, including without limitation, those that might be the same as or similar to the Company's business and that might be in direct or indirect competition with the Company. None of the Company, the Manager, or any other Member or Economic Interest Holder shall have the right in or to such other business activities or to the income or proceeds derived therefrom. None of the Manager or the Members or Economic Interest Holders shall be obligated to present any investment opportunity or prospective economic advantage to the Company or the Manager, other Members or Economic Interest Holders even if the opportunity is one of the character that, if presented to the Company or the Manager, other Members or Economic Interest Holders, could be taken by the Company or any of the Manager, other Members or Economic Interest Holders. The Manager, the Members and the Economic Interest Holders shall have the right to hold any investment opportunity or prospective economic advantage for their own account or to recommend such opportunity to Persons other than the Company or the Manager, other Members or Economic Interest Holders. The Members and Economic Interest Holders acknowledge that the Manager and the other Members or Economic Interest Holders and their Affiliates own and/or manage other businesses, including businesses that may compete with the Company and for the Manager's and Members' time. The Members and Economic Interest Holders hereby waive any and all rights and claims which they may otherwise have against the Manager and the other Members and Economic Interest Holders and their respective officers, directors, shareholders, partners, members, managers, agents, employees and Affiliates as a result of any such activities. Notwithstanding the foregoing, the provisions of this Section 5.7 shall be subject to the terms of the MediaChase Consulting Agreement (a "Related Party Agreement"), and in the event of any conflict, the terms and provisions of such separate agreement shall control.

       5.8 PAYMENTS TO MANAGERS AND OTHERS. The Company is authorized to pay any Person remuneration or reimbursement for goods and services provided to the Company. Without limiting the generality of the foregoing, the Company shall pay the Members, the Economic Interest Holders and their Affiliates for services rendered or goods provided by them to the Company to the extent that those Members, Economic Interest Holders or Affiliates are not required to render such services or goods themselves without charge to the Company, and to the extent that the fees paid to those Members, Economic Interest Holders or Affiliates do not exceed the fees that would be payable to independent responsible third parties that are willing to perform those services or provide those goods.

       5.9 EXPENSES. The Company shall reimburse the Managers and their Affiliates for all reasonable out-of-pocket costs and expenses incurred by them in connection with the business and affairs of the Company, as well as organizational expenses (including, without limitation, legal and accounting fees and costs) incurred by them to form the Company and prepare the Certificate of Formation (other than expenses incurred in connection with the preparation and negotiation of this Agreement), subject to the Managers receiving advance approval from all non-Manager Members in the case of expenses (or a series of related expenses) in excess of an amount to be agreed upon by all the Members in any month. The Managers may allocate to the Company, on any basis selected by them in good faith which is consistent with good accounting practice, a portion of any and all expenses, including general, special and administrative expenses, incurred by them or their Affiliates for the benefit of the Company, subject to the Managers receiving advance approval from all non-Manager Members in the case of an allocation to the Company (or a series of related allocations) in excess of an amount to be agreed upon by all the Members in any month.

                                   ARTICLE VI

            ALLOCATIONS OF NET PROFITS, NET LOSSES AND DISTRIBUTIONS

       6.1 MINIMUM GAIN CHARGEBACK. In the event that there is a net decrease in the Company Minimum Gain during any taxable year, the minimum gain chargeback described in Sections 1.704-2(f) and (g) of the Treasury Regulations shall apply.

       6.2 MEMBER MINIMUM GAIN CHARGEBACK. If during any taxable year there is a net decrease in Member Minimum Gain, the partner minimum gain chargeback described in Section 1.704-2(i)(5) of the Treasury Regulations shall apply.

       6.3 QUALIFIED INCOME OFFSET. Any Economic Interest Holder who unexpectedly receives an adjustment, allocation or Distribution described in subparagraphs (4), (5) or (6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, which adjustment, allocation or distribution creates or increases a deficit balance in that Economic Interest Holder's Capital Account, shall be allocated items of "book" income and gain in accordance with the provisions of the "qualified income offset" as described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

       6.4 NONRECOURSE DEDUCTIONS. Nonrecourse Deductions shall be allocated to the Economic Interest Holders in proportion to their Economic Interests.

       6.5 MEMBER NONRECOURSE DEDUCTIONS. Member Nonrecourse Deductions shall be allocated to the Economic Interest Holders as required in Section 1.704-2(i)(1) of the Treasury Regulations in accordance with the manner in which the Economic Interest Holders bear the burden of an Economic Risk of Loss corresponding to the Member Nonrecourse Deductions.

       6.6 ALLOCATION OF NET PROFITS. The Net Profits for each fiscal period of the Company shall be allocated to the Economic Interest Holders in accordance with the following order of priority:

            (a) first, to those Economic Interest Holders with negative Adjusted Capital Accounts, among them in proportion to the ratio of the negative balances in their Adjusted Capital Accounts, until no Economic Interest Holder has a negative Adjusted Capital Account;

            (b) second, to those Economic Interest Holders whose Adjusted Capital Contributions are in excess of their Adjusted Capital Accounts, among them in accordance with the ratio of these excesses, until all of these excesses have been eliminated;

            (c) third, to each Member in proportion to each Member's Preferred Return Account, until the Preferred Return Account of each is reduced to zero; and

            (d) finally, to the Economic Interest Holders in proportion to their Economic Interests.

       6.7 ALLOCATION OF NET LOSSES. Net Losses for each fiscal period of the Company shall be allocated to the Economic Interest Holders in accordance with the following order of priority:

            (a) first, to those Economic Interest Holders with positive Adjusted Capital Accounts, in proportion to the ratio of the positive balances in their Adjusted Capital Accounts, until no Economic Interest Holder has a positive Adjusted Capital Account; and

            (b) finally, to the Economic Interest Holders in proportion to their Economic Interests.

       6.8 DISTRIBUTIONS BY THE COMPANY. Subject to applicable law and any limitations contained elsewhere in this Agreement, the Managers may elect from time to time to cause the Company to distribute Distributable Cash to the Economic Interest Holders, which Distributions shall be in the following order of priority:

            (a) first, to each Member in proportion to each Member's Unpaid Preferred Return, until the Unpaid Preferred Return of each has been reduced to zero;

            (b) second, to each Member in proportion to each Member's Adjusted Capital Contributions, until the Adjusted Capital Contributions of each are reduced to zero; and

            (c) finally, to the Economic Interest Holders in proportion to their Economic Interests.

       6.9 ALLOCATION OF NET PROFITS AND LOSSES AND DISTRIBUTIONS IN RESPECT OF A TRANSFERRED INTEREST. If any Economic Interest is Transferred or is increased or decreased by reason of the admission of a new Economic Interest Holder or otherwise during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for that Fiscal Year shall be allocated based on the "interim closing of the books" method.

       6.10 TAX ALLOCATION MATTERS.

            (a) CONTRIBUTED OR REVALUED PROPERTY. Each Economic Interest Holder's allocable share of the taxable income or loss of the Company, depreciation, depletion, amortization and gain or loss with respect to any contributed property, or with respect to revalued property where the Company's property is revalued pursuant to Paragraph (b)(2)(iv)(f) of Section 1.704-1 of the Treasury Regulations, shall be determined in the manner (and as to revaluations, in the same manner as) provided in Section 704(c) of the Code. The allocation shall take into account, to the full extent required or permitted by the Code, the difference between the adjusted basis of the property to the Economic
Interest Holder contributing it and the fair market value of the property determined by the Managers at the time of its contribution or revaluation, as the case may be. The Company shall apply Section 704(c)(1)(A) by using the "traditional method" as set forth in Section 1.704-3(b) of the Treasury Regulations.

            (b) RECAPTURE ITEMS. In the event that the Company has taxable income that is characterized as ordinary income under the recapture provisions of the Code, each Economic Interest Holder's distributive share of taxable gain or loss from the sale of Company assets (to the extent possible) shall include a proportionate share of this recapture income equal to that Economic Interest Holder's share of prior cumulative depreciation deductions with respect to the assets which gave rise to the recapture income.

       6.11 ORDER OF APPLICATION. To the extent that any allocation, Distribution or adjustment specified in any of the preceding Sections of this
Article VI affects the results of any other allocation, Distribution or adjustment required herein, the allocations, Distributions and adjustments specified in the following Sections shall be made in the priority listed:

            (a) Section 6.8.

            (b) Section 6.1.

            (c) Section 6.2.

            (d) Section 6.3.

            (e) Section 6.4.

            (f) Section 6.5.

            (g) Section 6.7.

            (h) Section 6.6.

            (i) Section 10.4.

       These provisions shall be applied as if all Distributions and allocations were made at the end of the Company's Fiscal Year. Where any provision depends on the Capital Account of any Economic Interest Holder, that Capital Account shall be determined after the operation of all preceding provisions for the Fiscal Year.

       6.12 ALLOCATION OF LIABILITIES. Each Economic Interest Holder's interest in "partnership" profits for purposes of determining that Member's share of "excess nonrecourse liabilities" of the Company as used in Section 1.752-3(a)(3) of the Treasury Regulations, shall be equal to that Economic Interest Holder's Economic Interest.

       6.13 FORM OF DISTRIBUTION. No Economic Interest Holder, regardless of the nature of its Capital Contribution, has the right to demand and receive any Distribution from the Company in any form other than money. No Economic Interest Holder may be compelled to accept from the Company a Distribution of any asset in kind in lieu of a proportionate Distribution of money being made to other Economic Interest Holder(s), and except upon a dissolution and the winding up of the Company, no Economic Interest Holder may be compelled to accept a Distribution of any asset in kind.

                                  ARTICLE VII

                              TRANSFER OF INTERESTS

       7.1 TRANSFER OF INTERESTS. Notwithstanding anything to the contrary set forth elsewhere herein, no Member may, except as permitted in Section 7.3, Transfer all or any part of its Membership Interest or its Economic Interest, for any reason, within the one (1) year period (the "Prohibited Transfer Period") commencing upon the date hereof. Any attempted Transfer during such Prohibited Transfer Period shall be null and void ab initio, and the transferee shall not become either a Member or an Economic Interest Holder. After the Prohibited Transfer Period, any Member may Transfer all or any part of its Membership Interest or Economic Interest provided it has complied with Section
7.3. After the consummation of any permitted Transfer of all or any part of a Membership Interest or an Economic Interest, the Membership Interest or Economic Interest so Transferred shall continue to be subject to the terms and provisions of this Agreement, and any further Transfers shall be required to comply with the terms and provisions of this Agreement.

       7.2 [intentionally omitted]

       7.3 RIGHT OF FIRST REFUSAL. At any time after the Prohibited Transfer Period, if any Member decides to Transfer all or any part of its Membership Interest or Economic Interest (the "Offered Interest") pursuant to a Bona Fide Offer, that Member shall give written notice to the Company and to all other Members (the "Eligible Members"), setting forth in full the terms of such Bona Fide Offer and the identity of the offeror(s). The Company shall then have the right and option, for a period ending thirty (30) calendar days following its receipt of the written notice, to elect to purchase all or any part of the Offered Interest at the purchase price and upon the terms specified in the Bona Fide Offer, and the Eligible Members (pro rata in accordance with the ratio of their Economic Interests) shall then have the right and option, for a period of twenty (20) days thereafter, to elect to purchase all or any part of the Offered Interest not elected to be purchased by the Company at the purchase price and upon the terms specified in the Bona Fide Offer. If all Eligible Members do not elect to purchase the entire balance of the Offered Interest, then the Eligible Members electing to purchase shall have the right and option, for a period of ten (10) days thereafter and pro rata in accordance with the ratio of their Economic Interests, to elect to purchase the balance of the Offered Interest available for purchase.


       Notwithstanding the foregoing, however, if the Company and/or the Eligible Members do not elect to purchase all of the Offered Interest subject to the right of first refusal pursuant to this Section 7.3, the Member desiring to Transfer may Transfer all of the Offered Interest to the original proposed transferee upon the terms set forth in the written notice provided to the Company, whereupon the original proposed transferee shall take and hold the Offered Interest subject to this Agreement and to all of the obligations and restrictions upon the Member from whom such Offered Interest was acquired and shall observe and comply with this Agreement and with all such obligations and restrictions. Any such Transfer of the Offered Interest to the original proposed transferee must be effected within ninety (90) calendar days after the date of the termination of the right of first refusal options provided above. If no such Transfer is effected within such ninety (90) calendar day period, then any subsequent proposed Transfer of all or any part of the Membership Interest or Economic Interest of the Member desiring to Transfer shall once again be subject to the provisions of this Section 7.3.

       For these purposes, if any consideration offered for the Offered Interest in the Bona Fide Offer consists of rights, interests or property other than money or an obligation to pay money, the Managers shall, in good faith, determine the Fair Market Value of that consideration in monetary terms as of the date the Bona Fide Offer was received by the Member desiring to Transfer. The Fair Market Value of that consideration in monetary terms, as so determined, shall be included in the purchase price payable by the Company and/or the purchasing Members hereunder, but, in order to exercise their rights of first refusal granted above, neither the Company nor the purchasing Members need transfer to the Member desiring to Transfer the actual rights, interests or property offered in the Bona Fide Offer nor afford the Member desiring to Transfer the same tax treatment which would have been available to it under the Bona Fide Offer.

       7.4 [intentionally omitted]

       7.5 [intentionally omitted]

       7.6 [intentionally omitted]

       7.7 REPURCHASE RESTRICTIONS IMPOSED BY LAW. Notwithstanding anything to the contrary stated herein, the Company's right to exercise any option provided in this Article VII shall be subject to the restrictions governing prohibited Company Distributions set forth in the Act and such other pertinent federal and state laws, rules, regulations or other governmental restrictions as may now or hereafter be in effect.

       7.8 FURTHER RESTRICTIONS ON TRANSFER OF INTERESTS. In addition to any other restrictions found in this Agreement, no Interest Holder may Transfer its Membership Interest, its Economic Interest or any part thereof (a) without compliance with the Securities Act, the California Corporate Securities Law of 1968 and any other applicable securities laws, and (b) if the Transfer could result in the Company not being classified as a partnership for federal or state income tax purposes, in each case as determined by the Managers. Any attempted or purported Transfer in violation of this Section 7.8 shall be null and void ab initio, and the transferee shall not become either a Member or an Economic Interest Holder.

       7.9 SUBSTITUTION OF MEMBERS. Notwithstanding anything in this Agreement to the contrary, no transferee of the whole or any part of a Membership Interest shall become a substituted Member in the place of its transferor unless all of the following conditions are satisfied:

            (a) the Transferring Interest Holder and the transferee execute and acknowledge such other instrument or instruments as the Managers may deem necessary or desirable to effectuate the admission, including the written acceptance and adoption by the transferee of all of the terms and conditions of this Agreement as the same may have been amended; and

            (b) The transferee pays to the Company a transfer fee which is sufficient, in the reasonable discretion of the Managers, to cover all expenses incurred by the Company in connection with the Transfer and substitution.

       7.10 ENFORCEMENT. The Transfer restrictions contained in this Agreement are of the essence of the ownership of a Membership Interest or an Economic Interest. Upon application to any court of competent jurisdiction, the Company shall be entitled to a decree against any Person violating or about to violate such restrictions, requiring their specific performance, including those requiring a Member or an Economic Interest Holder to sell all or part of its Membership Interest or Economic Interest to the Company and/or the other Members, or prohibiting a Transfer of all or part of a Membership Interest or an Economic Interest.

       7.11 EFFECT OF TRANSFERS IN VIOLATION OF AGREEMENT. If, for any reason, a court refuses to enforce the provisions of Section 7.1 to the effect that a Transfer in violation of this Article VII is null and void, then, upon any such Transfer of a Membership Interest or part thereof in violation of this Article VII, the transferee shall have no right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member. The transferee shall only be entitled to become an Economic Interest Holder to the extent of the Membership Interest attempted or purported to be Transferred to it in violation of this Agreement and thereafter shall only receive the share of the Company's Net Profits, Net Losses, Tax Credits, Distributable Cash, and other Distributions to which the Transferring Interest Holder would otherwise have been entitled.

                                  ARTICLE VIII

                  CONSEQUENCES OF MEMBERSHIP TERMINATION EVENTS

       8.1 DISSOLUTION OF COMPANY. The occurrence of a Membership Termination Event as to any Member other than the last and only remaining Member shall not dissolve the Company. Upon the occurrence of a Membership Termination Event as to the last and only remaining Member, the Company shall dissolve unless the Managers and the successor-in-interest of the last and only remaining Member consent in writing within ninety (90) days of such Membership Termination Event to the continuation of the Company and to the admission of such personal representative or other successor-in-interest, or its designee or nominee, as a Member.

       8.2 ADMISSION OR CONVERSION. Upon the occurrence of a Membership Termination Event with respect to a Member under circumstances where the Company does not dissolve, the Managers shall determine which one of the following shall occur and give written notice thereof to the remaining Members and to the Member who suffered the Membership Termination Event (the "Former Member"):

            (a) the Former Member's successor-in-interest shall be admitted as a Member of the Company in the place and stead of the Former Member to the extent of the Former Member's Membership Interest (the "Former Member's Interest"); provided, however, that the

Managers may not elect this alternative without the affirmative vote or written consent of Members constituting a Majority in Interest of all remaining Members holding at least seventy-five percent (75%) of the Voting Interests of all remaining Members;

            (b) the Former Member's Interest shall be converted to a bare Economic Interest, and the Former Member's successor-in-interest shall become the owner of that Economic Interest; or

            (c) the Company, and/or one or more of the remaining Members and/or any other Person(s) designated by the Managers shall purchase, and the Former Member or the Former Member's successor-in-interest shall sell, the Former Member's Interest upon the terms and conditions specified in Section 8.3.

       8.3 TERMS OF TRANSFER.

            (a) TRANSFEREE BOUND BY AGREEMENT. If all or any part of Member's Membership Interest or Economic Interest has been Transferred to a transferee, that transferee shall take and hold such Interest subject to this Agreement and to all of the obligations and restrictions upon the Member and shall observe and comply with this Agreement and with all such obligations and restrictions.

            (b) NOTICE OF REPURCHASE EVENT. Upon the occurrence of a Membership Termination Event, the Member affected (the "Transferring Interest Holder") shall promptly give notice (the "Notice") to the Company and to all Eligible Members, stating when the Membership Termination Event occurred, the reason therefor, if applicable, the percentage of the Membership Interest or Economic Interest so affected, and the name, address and capacity of the transferee, if a Transfer has occurred. If no such Notice is given within ten (10) days of the occurrence of the Membership Termination Event, any Eligible Member may institute the purchase proceedings by giving a Notice to the Company, the other Eligible Members and the Transferring Interest Holder. For purposes of the remainder of this Section 8.3, the term "Affected Interest" shall mean the Membership Interest or Economic Interest which the Transferring Interest Holder is required to sell to the Company and the Eligible Members pursuant to Section 8.2(c) above.

            (c) OPTION TO PURCHASE. Upon receipt of any Notice, the Company shall have the right and option, for a period ending thirty (30) calendar days following the determination of the purchase price of the Affected Interest, to elect to purchase all (but not less than all) of the Affected Interest at the price and upon the terms provided below in this Section 8.3, and the Eligible Members, pro rata in accordance with the ratio of their Economic Interests, shall then have the right and option, for a period of twenty (20) days thereafter, to elect to purchase all or any part of the Affected Interest not elected to be purchased by the Company upon the same terms and conditions as exist in favor of the Company. If all Eligible Members do not elect to purchase the entire balance of the Affected Interest, then the Eligible Members electing to purchase shall have the right and option, for a period of ten (10) days thereafter and pro rata in accordance with the ratio of their Economic Interests, to purchase the balance of the Affected Interest available for purchase. If the Company and the Eligible Members do not elect to purchase all of the Affected Interest, the Transferring Interest Holder shall retain all of the Affected Interest subject to all of the terms of this Agreement.

            (d) PURCHASE PRICE.

                (i) BY AGREEMENT. Upon the Company's receipt of the Notice, the Transferring Interest Holder and the Company (acting through the Managers) shall promptly attempt to agree upon a purchase price for the Affected Interest.

                (ii) BY APPRAISAL IF NO AGREEMENT. If the Company and the Transferring Interest Holder are unable to agree upon a purchase price within thirty (30) calendar days following the Company's receipt of the Notice, they shall appoint an appraiser as mutually agreed by the parties to value the Fair Market Value of the Affected Interest as of the date the Membership Termination Event occurred. The determination of the purchase price in the by the appraiser shall be conclusive for all purposes and upon all parties.


       The expenses of appraisal shall be borne equally by the Company and the Transferring Interest Holder. The portion of the compensation and fees allocated to the Company shall be apportioned, as among the Company and any Members electing to purchase the Affected Interest, on a pro rata basis to the amount of the Affected Interest purchased by the Company and each such Member, respectively.

                (iii) QUALIFICATIONS OF APPRAISER. The appraiser selected by the parties shall be reasonably experienced in valuing interests in businesses similar to the business then conducted by the Company.

            (e) PAYMENT OF PURCHASE PRICE.

                (i) PAYMENT. Except as provided below, the purchase price for the Affected Interest shall be payable at the option of the Company and each purchasing Member, severally, either entirely in cash, or partly in cash and partly by delivery of a promissory note (in which latter case, at least twenty-five percent (25%) of the purchase price for the Affected Interest shall be payable in cash at closing with the remainder payable by delivery of a promissory note). Each promissory note hereunder ("Note") shall be in the form of a secured promissory note, payable as provided in clause (ii) below.

                (ii) PROMISSORY NOTES. Each Note shall be payable in four(4) equal quarterly principal installments over one year, with fixed interest at Prime. Interest shall be paid quarterly in addition to principal. Each Note shall provide that the maker of the Note shall have the right to prepay all or any part of the principal balance on the Note without penalty or premium and that any sums paid in any period in excess of the regular installment for that period shall be applied against installments thereafter falling due, in the inverse order of their maturity or against all of the remaining installments equally, at the option of the holder of the Note. Each Note shall also provide that in case of default in the payment of any installment when due, the entire principal balance then remaining unpaid shall become immediately due and payable at the option of the holder, and shall provide for the payment by the maker of reasonable attorneys' fees to the holder in the event suit is commenced because of any default. Each Note executed by a Member shall be secured by a security interest in that part of the Affected Interest purchased by that Member. Each Note executed by the Company shall be secured by a security interest in all of the property of the Company. So long as no default occurs in the making of payments on any

Note, the Company and/or the purchasing Members shall have the right to receive all distributions of Distributable Cash and other Distributions and all allocations of Net Profits, Net Losses and Tax Credits attributable thereto. However, upon default by the Company or a purchasing Member in the payment of its Note, and if that default continues for a period of thirty
(30) days after notice thereof to the Company and/or the purchasing Member, the Transferring Interest Holder shall thereupon have, in addition to any other rights or remedies it may have by reason of the default, the right to receive the distributions of Distributable Cash and other Distributions attributable thereto (but not the allocations of Net Profits, Net Losses and Tax Credits attributable thereto, which shall continue to vest until foreclosure in the legal owners of the Membership Interests or Economic Interest(s) so serving as security). Any Distributions so received shall be applied to, and shall reduce, the amount of principal and interest owing on the Note.

                (iii) SUBORDINATION OF NOTES. Each Note issued by the Company shall be subordinated in right of payment to the payment of all Senior Debt (as defined below) upon such terms and conditions as the holders of the Senior Debt may determine, and each such Note shall contain subordination provisions which are approved as to form and substance by all holders of the Senior Debt. For these purposes "Senior Debt" means financing provided by one or more institutional or private lenders to fund the Company's business operations. The parties acknowledge that the Company's ability to make payments under outstanding Notes may be limited from time to time by any such subordination provisions, by provisions of applicable law and by provisions of the Articles. If, as a result of these limitations, the Company is at any particular time able to make payments under some but not all of its outstanding Notes, it shall allocate the payments which it is able to make among the Notes on a strict "first issued, first paid" basis. Each Note issued by the Company shall provide that no payments of principal or interest may be made thereon at any time that the Company is in arrears in the payment of principal or interest on any Note previously issued by the Company.

            (f) CONSUMMATION OF SALE. Unless the parties involved mutually agree otherwise, delivery to the Company and/or the purchasing Members of the Affected Interest to be sold hereunder and payment of the purchase price therefor shall take place at a closing (the "Closing") to be held at the principal office of the Company within thirty (30) calendar days following the termination of the last applicable option period. At the Closing, the Transferring Interest Holder shall deliver to the Company and/or the purchasing Members a bill of sale and assignment effecting the transfer of the Affected Interest to be sold, in form and substance satisfactory to the Company and/or the purchasing Members, and shall deliver, in addition, any other documents reasonably requested by the Company and/or the purchasing Members to effectuate the purposes of this Agreement.

                                   ARTICLE IX

                    ACCOUNTING, RECORDS, REPORTING BY MEMBERS

       9.1 BOOKS AND RECORDS. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with the method selected by the Managers. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain all of the following at its principal office:

            (a) a current list of the full name and last known business or residence address of each Member and Economic Interest Holder set forth in alphabetical order, together with the Capital Contributions, Capital Account, Voting Interest and Economic Interest of each Member and Economic Interest Holder;

            (b) a current list of the full name and business or residence address of each Manager;

            (c) copies of the Certificate of Formation and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Certificate of Formation or any amendments thereto have been executed;

            (d) copies of the Company's federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years;

            (e) copies of this Agreement and any and all amendments thereto, together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed;

            (f) copies of the financial statements of the Company, if any, for the six most recent Fiscal Years;

            (g) the Company's books and records pertaining to the internal affairs of the Company for at least the current and past four Fiscal Years; and

            (h) copies of all written consents approving actions taken by the Members without a meeting pursuant to Section 4.4.

       9.2 REPORTS; ANNUAL STATEMENTS.

            (a) GOVERNMENTAL REPORTS. The Managers shall cause to be filed all documents and reports required to be filed with any governmental agency in accordance with the Act.

            (b) FINANCIAL REPORTS. The Managers shall cause to be sent to each Member of the Company (a) not later than one hundred twenty (120) days after the close of each Fiscal Year of the Company, the Company's unaudited financial statements for that Fiscal Year, including a balance sheet as of the end of that Fiscal Year and an income statement and statement of changes in financial position for that Fiscal Year, accompanied by the report thereon of the independent accountants engaged by the Company, and (b) within thirty (30) days after the end of each of the first three (3) fiscal quarters of each Fiscal Year of the Company, the Company's unaudited financial statements for such fiscal quarter, including a balance sheet as of the end of that fiscal quarter and an income statement and statement of changes in financial position for such fiscal quarter.

            (c) TAX REPORTS. The Managers shall cause to be prepared at least annually, at Company expense, information necessary for the preparation of the Members' and Economic Interest Holders' federal and state income tax returns. The Managers shall send or cause to be sent to each Member and Economic Interest Holder within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns.

       9.3 BANK ACCOUNTS; INVESTED FUNDS. All funds of the Company shall be deposited in such account or accounts of the Company as may be determined by the Managers and shall not be commingled with the funds of any other Person. All withdrawals therefrom shall be made upon checks signed by such persons and in such manner as the Managers may determine. Temporary surplus funds of the Company may be invested in commercial paper, time deposits, short-term government obligations or other investments determined by the Managers.

       9.4 TAX MATTERS FOR THE COMPANY HANDLED BY TAX MATTERS PARTNER. The Managers shall from time to time cause the Company to make such tax elections as they deem to be in the best interests of the Company and the Members. The Tax Matters Partner shall represent the Company (at the Company's expense) in connection with all administrative and/or judicial proceedings by the Internal Revenue Service or any government authority involving any return of the Company, and may expend the Company's funds for professional services and costs associated therewith. Without limiting the powers which the Tax Matters Partner may exercise, the Tax Matters Partner shall have the authority to do any of the following: (a) enter into a settlement agreement with the Internal Revenue Service which binds the Members, (b) file a petition as contemplated in Section 6226(a) or 6228 of the Code, (c) intervene in any action as contemplated in Section 6226(b)(5) of the Code, (d) file any request contemplated in Section 6227(b) of the Code, or (e) enter into an agreement extending the period of limitations as contemplated in Section 6229(b)(1)(B) of the Code.

       9.5 ACCOUNTING MATTERS. All decisions as to accounting matters shall be made by the Managers.

       9.6 CONFIDENTIALITY. All books, records, financial statements, tax returns, budgets, business plans and projections of the Company, all other Confidential Information and all of the terms and provisions of this Agreement shall be held in confidence by the Managers, the Members and the Economic Interest Holders and their respective Affiliates, subject to any obligation to comply with (a) any applicable law, (b) any rule or regulation of any legal authority or securities exchange, or (c) any subpoena or other legal process to make information available to the Persons entitled thereto. Such confidentiality shall be maintained to the same degree as each Manager, Member or Economic Interest Holder maintains its own confidential information and shall be maintained until such time, if any, as any such confidential information either is, or becomes, published or a matter of public knowledge. Without limiting the generality of the foregoing, no Member, Economic Interest Holder or Manager shall, at any time (both during the period such Person is a Member, Economic Interest Holder or Manager and thereafter), cause, suffer or permit the Confidential Information to be used for the gain or benefit of any party outside of the Company or for such Person's personal gain or benefit outside the scope of such Person's relationship with the Company.

                                   ARTICLE X

                           DISSOLUTION AND WINDING UP

       10.1 DISSOLUTION. The Company shall be dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

             (a) the vote of the Managers and Members holding at least seventy-five percent (75%) of all Voting Interests;

             (b) the occurrence of a Membership Termination Event as to the last and only remaining Member, if the Managers and that Member's successor-in-interest fail to consent to the continuation of the Company in accordance with Section 8.1 within ninety (90) days after the occurrence of that event;

             (c) the sale of all or substantially all of the assets of the Company; or

             (d) the occurrence of an event which makes it unlawful for the business of the Company to be continued.

       10.2 DATE OF DISSOLUTION. Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been liquidated and distributed as provided herein. Notwithstanding the dissolution of the Company, prior to the termination of the Company the business of the Company and the rights and obligations of the Members and Economic Interest Holders, as such, shall continue to be governed by this Agreement.

       10.3 WINDING UP. Upon the occurrence of any event specified in Section 10.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors. The Managers shall be responsible for overseeing the winding up and liquidation of the Company and shall cause the Company to (a) sell or otherwise liquidate all of the Company's assets as promptly as practicable, except to the extent the Managers determine to distribute any assets to the Economic Interest Holders in kind, (b) allocate any Net Profits or Net Losses resulting from such sales to the Economic Interest Holders' Capital Accounts in accordance with this Agreement, (c) discharge or make reasonable provision for all liabilities of the Company, including all liabilities to the Managers, the Members and the Economic Interest Holders to the extent permitted by law (other than liabilities for unpaid distributions to Economic Interest Holders and former Economic Interest Holders under the
Act), and all costs relating to the dissolution, winding up, and liquidation and distribution of assets, (d) establish such reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Economic Interest Holders, the amounts of such reserves shall be deemed to be an expense of the Company),
(e) discharge or make reasonable provision for any remaining liabilities of the Company to the Economic Interest Holders, other than on account of their interests in Company capital or profits, and to the Managers, and (f) distribute the remaining assets to the Economic Interest Holders in the manner specified in Section 10.4.

       10.4 LIQUIDATING DISTRIBUTIONS TO ECONOMIC INTEREST HOLDERS. The remaining assets of the Company shall promptly be distributed to the Economic Interest Holders in accordance with Section 6.8, after taking into account income and loss allocations for the Company's taxable year during which the liquidation occurs.

       10.5 DISTRIBUTIONS IN KIND. Any non-cash asset distributed to one or more Economic Interest Holders shall first be valued at its Fair Market Value to determine the Net Profit or Net Loss that would have resulted if that asset had been sold for that value, the Net Profit or Net Loss shall then be allocated pursuant to Article VI, and the Economic Interest Holders' Capital Accounts shall be adjusted to reflect those allocations. The amount distributed and charged to the Capital Account of each Economic Interest Holder receiving an interest in the distributed asset shall be the Fair Market Value of the interest (net of any liability secured by the asset that the Member assumes or takes subject to). The Fair Market Value of that asset shall be determined by the Managers.

       10.6 PROVISION FOR DEBTS AND LIABILITIES. The payment of a debt or liability, whether the whereabouts of the creditor is known or unknown, has been adequately provided for if the payment has been provided for by either of the following means:

            (a) payment has been assumed or guaranteed in good faith by one or more financially responsible Persons or by the United States government or any agency thereof, and the provision, including the financial responsibility of the Person, was determined in good faith and with reasonable care by the Managers to be adequate at the time of any distribution of the assets pursuant to this Section; or

            (b) the amount of the debt or liability has been deposited as provided in Title 12, Section 1197 of the Delaware Code.

            This Section 10.6 shall not prescribe the exclusive means of making adequate provision for debts and liabilities.

       10.7 NO LIABILITY. Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Economic Interest Holder has a negative deficit Capital Account balance (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), neither that Economic Interest Holder nor the Managers shall have any obligation to make any contribution to the capital of the Company, and the negative balance of that Economic Interest Holder's Capital Account shall not be considered a debt owned by that Economic Interest Holder or the Managers to the Company or to any other person for any purpose whatsoever.

       10.8 LIMITATIONS ON PAYMENTS MADE IN DISSOLUTION. Except as otherwise specifically provided in this Agreement, each Economic Interest Holder shall be entitled to look only to the assets of the Company for the return of that Economic Interest Holder's positive Capital Account balance and shall have no recourse for its Capital Contributions and/or share of Net Profits (upon dissolution or otherwise) against the Managers or any other Economic Interest Holder.

       10.9 CERTIFICATE OF CANCELLATION. Upon completion of the winding up of the Company's affairs, the Managers shall file a Certificate of Cancellation with the Delaware Secretary of State.

       10.10 COMPENSATION FOR SERVICES. The Managers shall be entitled to reasonable compensation from the Company for their services in winding up the affairs of the Company.

                                   ARTICLE XI

           LIMITATION OF LIABILITY; STANDARD OF CARE; INDEMNIFICATION

       11.1 LIMITATION OF LIABILITY. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member, Economic Interest Holder, Manager or officer of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Economic Interest Holder, Manager and/or officer.

       11.2 STANDARD OF CARE. Neither the Managers nor any Member or officer of the Company shall have any personal liability whatsoever to the Company or to any Member, Economic Interest Holder or Affiliate of the Company or to any Affiliate or constituent owner of any Member or Economic Interest Holder on account of such Person's status as the Manager or as a Member or officer of the Company or by reason of such Person's acts or omissions in connection with the conduct of the business of the Company so long as such Person acts in good faith for a purpose which the Person reasonably believes to be in, or not opposed to, the best interests of the Company; provided, however, that nothing contained herein shall protect any such Person against any liability to which such Person would otherwise be subject by reason of (a) any act or omission of such Person that involves actual fraud or willful misconduct or
(b) any transaction from which such Person derives any improper personal benefit.

       11.3 INDEMNIFICATION. The Company shall indemnify and hold harmless any Person made, or threatened to be made, a party to an action or proceeding, whether civil, criminal or investigative (a "proceeding"), including an action by or in the right of the Company, by reason of the fact that such Person was or is a Manager, a Member (including in the capacity of the Tax Matters Partner) or an officer of the Company, an Affiliate of a Manager, a Member or an officer of the Company, or an officer, director, shareholder, partner, member, employee, manager or agent of any of the foregoing, against all judgments, fines, amounts paid in settlement and reasonable expenses (including investigation, accounting and attorneys' fees) incurred as a result of such proceeding, or any appeal therein (and including, without limitation, indemnification against active or passive negligence, gross negligence or breach of duty) if such Person acted in good faith, for a purpose which he reasonably believed to be in, or not opposed to, the best interests of the Company and in criminal proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such civil or criminal proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such Person did not act in good faith, for a purpose which he reasonably believed to be in, or not opposed to, the best interests of the Company or that he had reasonable cause to believe that his conduct was unlawful; provided only that no such Person shall be indemnified or held harmless if and to the extent that the liability sought to be indemnified or held harmless against results from (a) any act or omission of such Person that involved actual fraud or willful misconduct or (b) any transaction from which such Person derived improper personal benefit. The Company's indemnification obligations hereunder shall survive the termination of the Company. Each indemnified Person shall have a claim against the property and assets of the Company for payment of any indemnity amounts from time to time due hereunder, which amounts shall be paid or properly reserved for prior to the making of distributions by the Company to the Members.

       11.4 CONTRACT RIGHT; EXPENSES. The right to indemnification conferred in this Article XI shall be a contract right and shall include the right to require the Company to advance the expenses incurred by the indemnified Person in defending any such proceeding in advance of its final disposition; provided, however, that, if the Act so requires, the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon receipt by the Company of an undertaking, by or on behalf of the indemnified Person, to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this Article XI or otherwise.

       11.5 INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Company may, to the extent authorized from time to time by the Managers, grant rights to indemnification and to advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of Sections 11.3 and 11.4 with respect to the indemnification and advancement of expenses of the Managers, the Members and/or the officers of the Company.

       11.6 NONEXCLUSIVE RIGHT. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article XI shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute or agreement, or under any insurance policy obtained for the benefit of the Managers, the Members and/or the officers of the Company.

       11.7 SEVERABILITY. If any provision of this Article XI is determined to be unenforceable in whole or in part, such provision shall nonetheless be enforced to the fullest extent permissible, it being the intent of this
Article XI to provide indemnification to all Persons eligible hereunder to the fullest extent permitted under law.

       11.8 INSURANCE. The Managers may cause the Company to purchase and maintain insurance on behalf of any Person (including, without limitation, the Managers or any Member or officer of the Company) who is or was an agent of the Company against any liability asserted against that Person and incurred by that Person in any such capacity or arising out of that Person's status as an agent, whether or not the Company would have the power to indemnify that Person against liability under the provisions of Sections 11.3 and 11.4 or under applicable law.

                                  ARTICLE XII

                         REPRESENTATIONS OF THE MEMBERS

       Each Member represents and warrants to the other Members and the Company as follows:

       12.1 PREEXISTING RELATIONSHIP OR EXPERIENCE. (a) The Member has a preexisting personal or business relationship with the Company or one or more of its Managers, officers or control persons or (b) by reason of the Member's business or financial experience, or by reason of the business or financial experience of the Member's financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any Affiliate or selling agent of the Company, the Member is capable of evaluating the risks and merits of an investment in its Membership Interest and of protecting the Member's own interests in connection with the investment.

       12.2 ACCESS TO INFORMATION. The Member has had an opportunity to review all documents, records and books pertaining to this investment and has been given the opportunity to consult with counsel of his or her choice with respect to all aspects of this investment and the Company's proposed business activities. Such Member has personally met with the Managers and has been provided with such information as may have been requested and has at all times been given the opportunity to obtain additional information necessary to verify the accuracy of the information received and the opportunity to ask questions of and receive answers from the Managers concerning the terms and conditions of the investment and the nature and prospects of the Company's business.

       12.3 ECONOMIC RISK. The Member is financially able to bear the economic risk of an investment in its Membership Interest, including the total loss thereof.

       12.4 INVESTMENT INTENT. The Member is acquiring its Membership Interest for investment purposes and for the Member's own account only and not with a view to, or for sale in connection with, any distribution of all or any part of its Membership Interest. Except for the partners or members of the Member, no other Person will have any direct or indirect beneficial interest in, or right to, its Membership Interest.

       12.5 CONSULTATION WITH ATTORNEY. The Member has been advised to consult with its own attorney regarding all legal and tax matters concerning an investment in its Membership Interest and has done so to the extent it considers necessary.

       12.6 PURPOSE OF ENTITY. If the Member is a corporation, partnership, limited liability company, trust or other entity, it was not organized for the specific purpose of acquiring its Membership Interest.

       12.7 RESIDENCY. The Member is a resident of the state of California.

       12.8 NO ADVERTISING. The Member has not seen, received or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement or any other form of advertising or general solicitation with respect to the sale of its Membership Interest.

       12.9 MEMBERSHIP INTEREST IS RESTRICTED SECURITY. The Member understands that its Membership Interest, including the Economic Interest constituting a part thereof, is a "restricted security" under the Securities Act in that the Membership Interest will be acquired from the Company in a transaction not involving a public offering, that its Membership Interest and the Economic Interest constituting a part thereof may be resold without registration under the

Securities Act only in certain limited circumstances and that otherwise its Membership Interest and such Economic Interest must be held indefinitely.

       12.10 NO REGISTRATION OF MEMBERSHIP INTEREST. The Member acknowledges that its Membership Interest has not been registered under the Securities Act or qualified under any state securities law in reliance, in part, upon its representations, warranties and agreements herein.

       12.11 ORGANIZATION. The Member is duly organized and validly existing under the laws of its jurisdiction of formation, with full corporate or limited liability company power to carry on its business as now or proposed to be conducted.

       12.12 AUTHORITY. The Member has full power and authority to enter into this Agreement and has taken all action required to authorize the execution, delivery and performance of this Agreement.

       12.13 ENFORCEABILITY. This Agreement constitutes the legal, valid and binding obligation of the Member, enforceable against the Member in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

       12.14 NO VIOLATION. None of the execution, delivery or performance by the Member of this Agreement will: (a) violate any provision of the Certificate of Incorporation, Certificate of Formation, bylaws, operating agreement or other charter documents of the Member; (b) violate, or constitute a default under any contract or agreement to which the Member or any of its properties is subject or bound; or (c) violate any law or order to which the Member or any of its properties is subject.

                                  ARTICLE XIII

                                  MISCELLANEOUS

       13.1 LEGAL COUNSEL. The Members acknowledge that Loeb & Loeb LLP is counsel to Onlinefilmsales with respect to this Agreement and the transactions contemplated herein and that Loeb & Loeb LLP may in the future represent the Company in connection with its business and affairs. The Members further acknowledge that Katz, Golden & Sullivan, LLP has been counsel to MediaChase and the Company and that Katz, Golden & Sullivan, LLP may in the future represent the Company in connection with its business and affairs. MediaChase hereby consents to Loeb & Loeb LLP's representation of Onlinefilmsales with respect to this Agreement and the transactions contemplated herein and also consents to Loeb & Loeb LLP's representation of the Company in the future. Onlinefilmsales hereby consents to Katz, Golden & Sullivan, LLP's representation of MediaChase and the Company with respect to this Agreement and the transactions contemplated herein and also to its representation of the Company in the future. Without limiting the generality of the foregoing, MediaChase and Onlinefilmsales agree that Loeb & Loeb LLP and Katz, Golden & Sullivan, LLP may, notwithstanding any past existing or future representation of Onlinefilmsales or MediaChase, respectively, or any information or experience obtained by Loeb & Loeb LLP or Katz, Golden & Sullivan, LLP in any such representation, represent Onlinefilmsales or MediaChase and/or their respective Affiliates, respectively, in connection with any future litigation, reference or other proceeding or dispute which may arise from or relate to this Agreement or the transactions contemplated herein, hereby waiving any rights it may have to object to such representation under any and all circumstances. Such consent is freely given by MediaChase and Onlinefilmsales after full consideration of its consequences and after consultation with independent legal counsel of its respective choice.

       13.2 AMENDMENTS. No amendment to this Agreement may be made without compliance with Section 5.3(g). All amendments to this Agreement must be in writing.

       13.3 OFFSET PRIVILEGE. The Company may offset against any monetary obligation owing from the Company to any Member, Economic Interest Holder or Manager any monetary obligation then owing from that Member, Economic Interest Holder or Manager to the Company.

       13.4 ARBITRATION.

            (a) GENERAL. In the event of any dispute, claim or controversy among the parties arising out of or relating to this Agreement or the Certificate of Formation whether in contract, tort, equity or otherwise, and whether relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement or the Certificate of Formation, such dispute, claim or controversy shall be resolved by and through an arbitration proceeding to be conducted under the auspices and the commercial arbitration rules of the American Arbitration Association (or any like organization successor thereto) at Los Angeles, California. The arbitrability of the dispute, claim or controversy shall likewise be determined in the arbitration. The arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association. Both the foregoing agreement of the parties to arbitrate any and all such disputes, claims and controversies, and the results, determinations, findings, judgments and/or awards rendered through any such arbitration shall be final and binding on the parties and may be specifically enforced by legal proceedings in any court of competent jurisdiction.

            (b) GOVERNING LAW. The arbitrator(s) shall follow any applicable federal law and Delaware state law (with respect to all matters of substantive law) in rendering an award.

            (c) COSTS OF ARBITRATION. The cost of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award, as applicable (including, without limitation, each party's attorneys' fees and costs), shall be borne by the unsuccessful party or, at the discretion of the arbitrator(s), may be prorated between the parties in such proportion as the arbitrator(s) determine(s) to be equitable and shall be awarded as part of the arbitrators' award.

       13.5 REMEDIES CUMULATIVE. Except as otherwise provided herein, the remedies under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

       13.6 NOTICES. Any notice to be given to the Company or any Member, Economic Interest Holder or Manager in connection with this Agreement must be in writing and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice by courier or other means of personal service, when received if sent by facsimile, or three (3) days after deposit of the notice by first class mail, postage prepaid, or certified mail, return receipt requested. Any such notice must be given to the Company at its principal place of business, and to any Member, Economic Interest Holder or Manager at the address specified in Exhibit A. Any party may, at any time by giving five
(5) days' prior written notice to the other parties, designate any other address as the new address to which notice must be given.

       13.7 ATTORNEYS' FEES. Subject to the provisions of Section 13.4 requiring that disputes be submitted to arbitration, in the event that any dispute between the Company and/or the Members or Economic Interest Holders and/or the Managers should result in litigation, the prevailing party in that dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses.

       13.8 GOVERNING LAW; JURISDICTION. The Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflicts of laws principles of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware. Subject to the requirement that all disputes are to be submitted to arbitration pursuant to Section 13.4, each Member, Economic Interest Holder and Manager consents to the exclusive jurisdiction of the federal courts sitting in Los Angeles, California, in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each Member, Economic Interest Holder and Manager further agrees that personal jurisdiction over it may be effected by service of process by registered or certified mail addressed as provided in Section 13.6 and that when so made shall be as if served upon it personally.

       13.9 COMPLETE AGREEMENT. This Agreement, the Certificate of Formation, the MediaChase Consulting Agreement and all of the other agreements or instruments entered into by any Member in connection with the consummation of the transactions contemplated hereby constitute the complete and exclusive statement of agreement among the Members, Economic Interest Holders and Managers with respect to their respective subject matters and supersede all prior written and oral agreements or statements by and among the Members, Economic Interest Holders and Managers. No representation, statement, condition or warranty not contained in any such agreement shall be binding on the Members, Economic Interest Holders or Managers or have any force or effect whatsoever.

       13.10 NO THIRD-PARTY RIGHTS. No Person other than a Member, an Economic Interest Holder, a Manager or a Person entitled to indemnification pursuant to Article XI shall have any legal or equitable right, remedy or claim, or be a beneficiary, under or in respect of this Agreement.

       13.11 BINDING EFFECT. Subject to the provisions of this Agreement relating to Transferability, this Agreement shall be binding upon and inure to the benefit of the Members, Economic Interest Holders and Managers and their respective successors and assigns.

       13.12 SECTION HEADINGS. All Section headings are inserted only for convenience of reference and are not to be considered in the interpretation or construction of any provision of this Agreement.

       13.13 INTERPRETATION. In the event any claim is made by any Member, Economic Interest Holder or Manager relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or Manager or that Member's, Economic Interest Holder's or Manager's counsel.

       13.14 SEVERABILITY. If any provision of this Agreement or the application of that provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of that provision to persons or circumstances other than those to which it is held invalid shall not be affected.

       13.15 MULTIPLE COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, all of the Members and the Managers of the Company have executed this Agreement, effective as of the date first written above.

                                       MEMBERS:


                                       Onlinefilmsales.com, LLC,
                                       Delaware limited liability company


                                       By:    InternetSudios.com, Inc.,
                                              a Nevada corporation

                                       Its:   Manager



                                                  By:
                                                         ---------------------
                                                  Name:
                                                         ---------------------
                                                  Title:
                                                         ---------------------

                                       MediaChase Ltd.,
                                       a Delaware corporation


                                                  By:
                                                         ---------------------
                                                  Name:
                                                         ---------------------
                                                  Title:
                                                         ---------------------



                                       MANAGER:


                                       Onlinefilmsales.com, LLC,
                                       Delaware limited liability company


                                       By:    InternetSudios.com, Inc.,
                                              a Nevada corporation

                                       Its:   Manager



                                                  By:
                                                         ---------------------
                                                  Name:
                                                         ---------------------
                                                  Title:
                                                         ---------------------

                                    EXHIBIT A


               NAMES, ADDRESSES, CAPITAL CONTRIBUTIONS, VOTING AND


              ECONOMIC INTERESTS OF MEMBERS AND NAME AND ADDRESS OF


                                 MANAGERS AS OF


                                MARCH 28, 2000

                                                                                    Member's
                                                                Member's            Additional      Member's        Member's
                                                                Initial Capital     Capital         Voting          Economic
Member's Name                  Member's Address                 Contribution        Contribution    Interest        Interest
-------------                  ----------------                 ---------------     ------------    --------        --------
                               1351 4th St., Suite 227
Onlinefilmsales.com, LLC       Santa Monica, CA  90401          $     0             $__________       100%            50%

                               8286 Santa Monica Blvd.
MediaChase Ltd.                West Hollywood, CA  90046        $     0                                  0%            50%


MANAGER'S NAME                 MANAGER'S ADDRESS
--------------                 -----------------

                               1351 4th St., Suite 227
Onlinefilmsales.com, LLC       Santa Monica, CA  90401